Exhibit 99.1

SEPARATION AGREEMENT
THIS SEPARATION AGREEMENT (this “Agreement”) is made and entered into as of September 11, 2012, by and between MPG Office Trust, Inc., a Maryland corporation (the “REIT”), MPG Office, L.P., a Maryland limited partnership (the “Operating Partnership”), and Jonathan L. Abrams (the “Executive”).
WHEREAS, the REIT, the Operating Partnership and the Executive have previously entered into that certain amended and restated employment letter, dated as of December 31, 2008, as amended by the first amendment thereto, dated February 14, 2012, and the second amendment thereto, dated June 29, 2012 (as amended, the “Employment Letter”), which provides for the Executive’s employment as Executive Vice President, General Counsel and Secretary of the REIT and the Operating Partnership (collectively, the “Company”); and
WHEREAS, the Executive wishes to resign from his position as Executive Vice President, General Counsel and Secretary of the Company, and as an employee of the Company, and the Executive and the Company desire to specify the terms of the Executive’s resignation and to provide for the termination of the Employment Letter.
NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	RESIGNATION; TERMINATION OF EMPLOYMENT LETTER

1.1.    Resignation. Effective as of September 11, 2012 (the “Separation Date”), the Executive hereby tenders, and the Company hereby accepts, the Executive’s resignations (a) as an employee and officer of the Company and any of its subsidiaries or affiliates (including, without limitation, as Executive Vice President, General Counsel and Secretary of the Company), and (b) from any and all directorships the Executive may hold with the Company and any of its subsidiaries or affiliates. The parties hereby acknowledge and agree that the Executive’s termination of employment hereunder constitutes a “separation from service” from the Company within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulation Section 1.409A-1(h). Notwithstanding anything contained herein or in the Employment Letter, the Executive’s resignation hereunder shall not be deemed a termination by the Company without “Cause” for purposes of, and as defined in, the Employment Letter, and shall not be deemed a termination of employment due to the Executive’s total and permanent disability for purposes of the Employment Letter or any agreement evidencing restricted stock units held by the Executive.

1.2.     Waiver of Notice. The Company hereby waives the requirement under Section 9 of the Employment Letter that the Executive provide thirty (30) days prior written notice of such termination.

1.3    Termination of Employment Letter. As of the Separation Date, the Employment Letter shall automatically terminate and be of no further force and effect, and neither the Company nor the Executive shall have any further obligations thereunder; provided, however, that the provisions of Section 7 (Confidential and Proprietary Information) and Section 8 (Non-Solicitation) of the Employment Letter shall survive such termination of the Employment Letter.

1.4.    Return of Property. No later than the Separation Date, the Executive shall return to the Company all Company property in his possession, including without limitation, keys, credit cards, telephone calling cards, computer hardware and software (including his Company-provided iPad), cellular and portable telephone equipment (including his Company-provided iPhone), personal digital assistant (PDA) devices, manuals, books, notebooks, financial statements, reports and other documents; provided, however, that the Executive shall be entitled to keep, and shall not be required to return to the Company, his Company-provided laptop computer and his Company-provided Blackberry.

2.	SEVERANCE; ACCRUED OBLIGATIONS

2.1.    Severance. Subject to Section 2.4 below, in consideration of, and subject to and conditioned upon the Executive’s execution and non-revocation of the Release (as defined below), and the Executive’s continued compliance with the terms and conditions of this Agreement, including without limitation, the confidentiality and non-solicitation covenants described in Section 4 below:

(a)    The Company shall pay to the Executive a lump-sum cash payment in an amount equal to $350,000.00. Such payment shall be made in a single lump sum within thirty (30) days after the Separation Date; and
(b)    During the period commencing on the Separation Date and ending on the eighteen (18)-month anniversary of the Separation Date (the “COBRA Period”), provided that the Executive properly elects to receive group health insurance continuation coverage under Section 4980B of the Code and the regulations thereunder, the Company shall pay directly or reimburse the Executive for premiums for such coverage; provided, however, that if the Executive becomes re-employed with another employer and is eligible to receive group health insurance coverage under another employer’s plans, the Company’s obligations under this Section 2.1(b) shall be reduced to the extent comparable coverage is actually provided to the Executive and his eligible family members, and any such coverage shall be reported by the Executive to the Company. Notwithstanding the foregoing, (i) if any plan pursuant to which the Company is providing such coverage is not, or ceases prior to the expiration of the COBRA Period to be, exempt from the application of Section 409A of the Code under Treasury Regulation Section 1.409A-1(a)(5), or (ii) the Company is otherwise unable to continue to cover the Executive under its group health plans, then, in either case, an amount equal to the monthly plan premium payment shall thereafter be paid to the Executive as currently taxable compensation in substantially equal monthly installments over the COBRA Period (or the remaining portion thereof).
2.2.    Accrued Obligations. In addition to the amounts payable under Section 2.1, the Company shall pay to the Executive on the Separation Date the aggregate amount of the

Executive’s accrued but unpaid vacation pay through the Separation Date.
2.3.    Restricted Stock Units. The Executive hereby acknowledges and agrees that all restricted stock units and dividend equivalents held by the Executive which remain unvested as of the Separation Date shall be forfeited as of the Separation Date, and the Executive’s rights in any such restricted stock units and dividend equivalents shall thereupon lapse and expire. The Executive further acknowledges that any vested restricted stock units shall become payable in accordance with the terms and conditions of the applicable restricted stock unit award agreement (including, without limitation, Section 2.3(b) thereof).
2.4    Six-Month Delay. Notwithstanding anything to the contrary in this Agreement, no payment or benefits, including without limitation the amounts payable under Section 2.1 hereof, shall be paid to the Executive during the six (6)-month period following the Executive’s “separation from service” from the Company within the meaning of Section 409A(a)(2)(A)(i) of the Code and Treasury Regulation Section 1.409A-1(h) if the Company determines that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Code Section 409A without resulting in a prohibited distribution, including as a result of the Executive’s death), the Company shall pay the Executive a lump-sum amount equal to the cumulative amount that would have otherwise been payable to the Executive during such period.

3.	RELEASE OF CLAIMS

3.1.    Release. The Executive agrees that, as a condition to the Executive’s right to receive the payments and benefits set forth in Section 2.1, the Executive shall execute and deliver to the Company a release of claims in the form attached hereto as Exhibit A (the “Release”). The Executive shall execute and deliver the Release on or following the Separation Date, but in no event later than the expiration of the consideration period set forth therein.

4.	CONFIDENTIALITY, NON-SOLICITATION

4.1.    Reaffirmation of Prior Agreements. Executive hereby acknowledges and agrees that the Executive is bound by certain confidentiality and non-solicitation covenants set forth in Sections 7 and 8 of the Employment Letter. Notwithstanding anything contained in this Agreement, Executive hereby reaffirms the covenants and provisions set forth in Sections 7 and 8 of the Employment Letter and acknowledges and agrees that the provisions of Sections 7 and 8 of the Employment Letter shall survive the termination of the Executive’s employment with the Company and shall remain in full force and effect.

5.	DISPUTE RESOLUTION

5.1.    Arbitration. Any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by JAMS/Endispute in Los Angeles, California in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, the Executive and the Company shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event the Executive and the Company cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither the Executive nor the Company nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable, and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof.

5.2.    Waiver of Jury Trial. By submitting a dispute to arbitration, the parties hereto understand that they will not enjoy the benefits of a jury trial. Accordingly, the parties hereto expressly waive the right to a jury trial.

5.3.    Nonexclusive Remedy. Notwithstanding the above provisions regarding arbitration, the parties each retain their respective rights to seek injunctive relief or other provisional remedies provided under the law in any court having competent jurisdiction.

6.	MISCELLANEOUS

6.1.    Code Section 409A. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (collectively, “Section 409A”). Notwithstanding any provision of this Agreement to the contrary, if the Company determines that any such compensation or benefits payable under this Agreement may be subject to Section 409A, the Company may, with the Executive’s prior written consent, adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Company determines are necessary or appropriate to (i) exempt the compensation and benefits payable under this Agreement from Section 409A and/or preserve the intended tax treatment of such compensation and benefits, or (ii) comply with the requirements of Section 409A; provided, however, that this Section 6.1 shall not create any obligation on the part of the Company to adopt any such amendment, policy or procedure or take any such other action.

6.2.    Withholding. The Company may withhold from any amounts payable or benefits provided under this Agreement such federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

6.3.    Severability. In construing this Agreement, if any portion of this Agreement shall be found to be invalid or unenforceable, the remaining terms and provisions of this Agreement shall be given effect to the maximum extent permitted without considering the void, invalid or unenforceable provision.

6.4.    Successors. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution; provided, however, that this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Executive’s estate, heirs, beneficiaries, executors, and legal representatives, and Executive may designate one or more beneficiaries with respect to Executive’s rights under this Agreement upon the Executive’s death. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

6.5.    Final and Entire Agreement; Amendment. This Agreement, together with the Release, represents the final and entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations and discussions between the parties hereto and/or their respective counsel with respect to the subject matter hereof; provided, however, that notwithstanding the foregoing, this Agreement shall not supersede or otherwise affect that certain Amended and Restated Indemnification Agreement, dated as of May 9, 2012, between the Company and the Executive, which shall remain in full force and effect. Any amendment to this Agreement must be in writing, signed by duly authorized representatives of the parties, and stating the intent of the parties to amend this Agreement.

6.6.    Consultation with Counsel. The Executive acknowledges that (a) the Executive has consulted with or has had the opportunity to consult with independent counsel of the Executive’s own choice concerning this Agreement and has been advised to do so by the Company, and (b) the Executive has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on the Executive’s own judgment.

6.7.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws that would result in the application of any law other than that of the State of California.

6.8.    Cooperation in Legal Proceedings. The Executive agrees that, after the Separation Date, upon the reasonable request of the Company, the Executive shall cooperate with and assist the Company in undertaking and preparing for legal and other proceedings relating to the affairs of the Company and its subsidiaries. The Executive shall be reimbursed for the reasonable expenses the Executive incurs in connection with any such cooperation and/or assistance, and shall receive from the Company reasonable per diem compensation in connection therewith. Any such reimbursements and per diem compensation shall be paid to the Executive no later than the fifteenth (15th) day of the month immediately following the month in which such expenses were incurred or such cooperation and/or assistance was provided (subject to the Executive’s timely submission to the Company of proper documentation with respect thereto).

6.9.    Non-Disparagement. The Executive agrees that the Executive will not make any statement, publicly or privately, which would reasonably be expected to disparage the REIT, the Operating Partnership, any of their subsidiaries or any of their respective employees, officers or directors. The REIT and the Operating Partnership agree that they will not make any statement, publicly or privately, which would reasonably be expected to disparage the Executive. Notwithstanding the foregoing, this Section 6.9 shall not preclude the Executive or the Company from making any statement to the extent required by law or legal process.

6.10.    Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive: at the Executive’s most recent address on the records of the Company;
If to the REIT or the Operating Partnership:

MPG Office Trust, Inc.
355 South Grand Avenue, Suite 3300
Los Angeles, CA 90071
Attn: Chief Executive Officer

with a copy to:
Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071-1560
Attn: David M. Taub

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.
6.11.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each executed this Agreement as of the date first above written.

EXECUTIVE
/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams

MPG OFFICE TRUST, INC.,
a Maryland corporation

By:	/s/ PEGGY M. MORETTI
Name: Title:	Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

MPG OFFICE, L.P.,
a Maryland limited partnership

By: Its:	MPG Office Trust, Inc. General Partner

By:	/s/ PEGGY M. MORETTI
Name: Title:	Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

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EXHIBIT A

GENERAL RELEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of MPG Office Trust, Inc., a Maryland corporation (the “REIT”), MPG Office, L.P., a Maryland limited partnership (the “Operating Partnership”), MPG Office Trust Services, Inc., a Maryland corporation, and each of their partners, subsidiaries, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof.  The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination of employment of the undersigned by the Releasees, or any of them; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasee’s right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act. Notwithstanding the foregoing, this Release shall not operate to release any rights or claims of the undersigned (i) to payments or benefits under Section 2.1 and 2.2 of that certain Separation Agreement, dated as of September 11, 2012, by and between the REIT, the Operating Partnership and the undersigned (the “Separation Agreement”), (ii) to payments or benefits with respect to outstanding vested restricted stock units and stock options held by the undersigned as of the Separation Date (as defined in the Separation Agreement), (iii) to accrued or vested benefits the undersigned may have, if any, as of the date hereof under any applicable plan, policy, practice, program, contract or agreement with the Company, or (iv) to indemnification and/or advancement of expenses pursuant to the Amended and Restated Indemnification Agreement, dated as of May 9, 2012, between the REIT and the undersigned.
THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

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THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.
IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:
(A)    HE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;
(B)    HE HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND
(C)    HE HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS RELEASE, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.
The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he may have against Releasees, or any of them, and the undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer.  It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.
The undersigned agrees that if he hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.
The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the undersigned.
IN WITNESS WHEREOF, the undersigned has executed this Release as of this ____ day of September, 2012.

______________________________________
Jonathan L. Abrams

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